SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003


                      U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


       Texas                      0-13928                  74-1598370
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  (State of other juris-        (Commission                IRS Employer
 diction of incorporation)      File Number)             Identification No.)


    7900 Callaghan Road, San Antonio, Texas                 78229
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 210-308-1234



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       (Former name or former address, if changed since last report)



Item 4. Changes in Registrant's Certifying Accountant

        (b)  New independent accountants

          (i) Effective as of November 6, 2003, the Registrant engaged the firm of BDO Seidman LLP (BDO) as independent accountants. During the two fiscal years ended June 30, 2003, and the subsequent interim period through the date of this Report, the Registrant did not consult with BDO regarding the application of accounting principles to a specific transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, no written or oral advice was provided by BDO that was a factor considered by the Registrant in reaching its decision as to accounting, auditing or financial reporting issues, and the Registrant did not consult with BDO on any matter that was either the subject of a disagreement or a reportable event.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    U.S. Global Investors, Inc.




                                                     By:/s/ Tracy C. Peterson
                                                        ------------------------
                                                        Tracy C. Peterson
                                                        Chief Financial Officer

Dated:   November 10, 2003